EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB/A for the Fiscal Year Ended December 31, 2003 (the "Report") by Xtrana, Inc. ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date:    April 28, 2004
                                        /S/ JAMES H. CHAMBERLAIN
                                        ------------------------------
                                        James H. Chamberlain
                                        Chief Executive Officer and
                                        Chief Financial Officer